UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2017 (July 2, 2017)

Bankrate, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35206	65-0423422
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, 22nd Floor

New York, New York    10019

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (917) 368-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⊠	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 8.01  Other Events.

On July 3, 2017,  Bankrate,  Inc. (“Bankrate”) issued a press release announcing the entry into a merger agreement providing for the acquisition of Bankrate by Red Ventures Holdco, LP (“Red Ventures”), subject to the terms and conditions contained therein.    A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Bankrate, Inc. (“Bankrate”).  In connection with the proposed merger, Bankrate will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Bankrate’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Bankrate may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF BANKRATE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and Bankrate’s website, www.bankrate.com.  In addition, the documents (when available) may be obtained free of charge by directing a request to Ken Stelzer by email at Ken.Stelzer@Bankrate.com or by calling 917-438-9544.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Bankrate common stock in respect of the proposed transaction.  Information about the directors and executive officers of Bankrate is set forth in the proxy statement for Bankrate’s 2017 annual meeting of stockholders, which was filed with the SEC on April 28, 2017, and in other documents filed by Bankrate with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.Description of Exhibit

99.1         Press Release, dated July 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BANKRATE, INC.
Date: July 3, 2017	By: /s/ Steven D. Barnhart Name:Steven D. Barnhart Title:SVP, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description of Exhibit

99.1         Press Release, dated July 3, 2017.